Employee Benefit Plans (Components of Net Periodic Pension Cost) (Detail) - Grayson Plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Components of net periodic pension cost
Interest cost	$ 191	$ 196
Expected return on plan assets	(552)	(558)
Recognized net loss due to settlement	86	57
Recognized net actuarial loss	28	10
Net periodic benefit expense	$ (247)	$ (295)